Exhibit 99.1

Heidrick & Struggles Enters into Definitive Agreement with Investor Consortium

Led by Advent International and Corvex to Become a Private Company

$1.3 Billion All-Cash Transaction

Heidrick Stockholders to Receive $59.00 per Share in Cash

CHICAGO, Oct. 6, 2025 /PRNewswire/ – Heidrick & Struggles International, Inc. (Nasdaq: HSII) (“Heidrick” or the “Company”), a premier global leadership advisor, today announced that it has entered into a definitive agreement whereby a consortium of investors led by Advent International (“Advent”) and Corvex Private Equity (“Corvex”), and including several leading family offices, will acquire all of the Company’s outstanding public shares. This new investor consortium will include significant investment from many Heidrick leaders. The all-cash transaction values the Company’s equity at approximately $1.3 billion and will enable the Company to return to private ownership, with significantly more equity participation by current and future partners and leaders, enabling faster growth and greater client impact.

Under the terms of the agreement, Heidrick stockholders will receive $59.00 per share in cash, representing a premium of approximately 26% to Heidrick’s 90-day volume-weighted average price per share.

Upon completion, Heidrick will become a private company and focus on rapidly advancing its global leadership positions in executive search, interim talent solutions, leadership assessment and development, as well as purpose, culture, and performance consulting. As Heidrick’s partners, the consortium will enable the Company to invest in the people, technologies, and innovative solutions needed to create unrivaled value for current and future clients. As an immediate example, the Company will implement a new equity plan for current and future partners and leaders. This plan, fully incremental to current Heidrick compensation programs, will allow the Company to retain, attract, and develop the industry’s top talent.

Heidrick will continue to be led by Chief Executive Officer Tom Monahan, President Tom Murray, and the Company’s current leadership team following the conclusion of the transaction.

“This pivotal moment represents an exciting new chapter in Heidrick’s growth story, and a tremendous opportunity for us to join forces with an investment consortium led by two highly regarded and successful partners. Advent and Corvex know Heidrick well and bring a unique set of financial and strategic resources that will allow us to create even more value for clients and colleagues,” said Tom Monahan, Chief Executive Officer, Heidrick & Struggles. “We know the collective expertise and resources of the consortium will further accelerate our ability to develop differentiated, deep and durable global client relationships by ensuring Heidrick is the company where the best people do their best work.”

“This transaction is the culmination of a comprehensive and strategic process led by the Heidrick Board of Directors, including engagement with multiple parties,” said Chairman of the Board, Adam Warby. “We are pleased to have reached this agreement with the consortium, which provides significant and immediate cash value to our stockholders while positioning the company to attract, retain, and develop exceptional talent to deliver unrivaled client impact.”

“Heidrick & Struggles has long been trusted by boards and C-suites because of its history of strong leadership advisory and management services, as well as its ability to attract and engage the best talent,” said John DiCola, Managing Director at Advent. “Along with the Company’s partners and Corvex, we see significant opportunities to help strengthen the firm’s market position by growing its product offerings and expanding further globally.”

“We are excited to partner with Advent, management, and the entire Heidrick team, to return the Company to private ownership and build on Heidrick’s exceptional foundation to accelerate growth and continue driving superior value for clients,” said Joe Costa, Managing Partner of Corvex Private Equity.

“Heidrick & Struggles has a strong brand and reputation for acting as a trusted advisor to high performing organizations as they make their most important leadership and talent decisions,” said Carmine Di Sibio, former Chairman and CEO of EY and Advent Operating Partner who advised the consortium on the transaction. “As a private company the team will continue to build on that legacy, expand the firm’s capabilities, and deliver for their clients worldwide.”

Transaction Details

The transaction, which was unanimously approved by the Heidrick Board of Directors, is expected to close by the first quarter of 2026, subject to the approval of the Company’s stockholders and the satisfaction of required regulatory approvals and other customary closing conditions.

Upon closing of the transaction, Heidrick will be a private company, and its common stock will no longer be listed nor traded on the Nasdaq stock market or any public exchange. Following the close of the transaction, the Company will continue to maintain its headquarters in Chicago, Illinois, and will continue to operate under the Heidrick & Struggles name and brand.

Advent and Corvex have secured committed debt financing for the transaction from Deutsche Bank, UBS Investment Bank, and Santander. In addition to Advent and Corvex, the consortium of investors acquiring Heidrick will include a significant investment from many Heidrick leaders and several prominent family offices.

Advisors

BofA Securities is serving as exclusive financial advisor to Heidrick, and Paul Hastings LLP is serving as legal counsel to Heidrick. William Blair & Company, L.L.C., Deutsche Bank, and UBS Investment Bank are serving as financial advisor and Weil, Gotshal & Manges LLP as legal counsel to the investor consortium. Ropes & Gray LLP is additionally serving as legal counsel to Advent.

About Heidrick & Struggles

Heidrick & Struggles (Nasdaq: HSII) is a premier provider of global leadership advisory and on-demand talent solutions, serving the senior-level talent and consulting needs of the world’s top organizations. In our role as trusted leadership advisors, we partner with our clients to develop future-ready leaders and organizations, bringing together our services and offerings in executive search, inclusion, leadership assessment and development, organization and team acceleration, culture shaping, and on-demand, independent talent solutions. Heidrick & Struggles pioneered the profession of executive search more than 70 years ago. Today, the firm provides integrated talent and human capital solutions to help our clients change the world, one leadership team at a time. ® www.heidrick.com

About Advent International

Advent is a leading global private equity investor committed to working in partnership with management teams, entrepreneurs, and founders to help transform businesses. With 16 offices across five continents, we oversee more than USD $100 billion in assets under management* and have made 435 investments across 44 countries.

Since our founding in 1984, we have developed specialist market expertise across our five core sectors: business & financial services, consumer, healthcare, industrial, and technology. This approach is bolstered by our deep sub-sector knowledge, which informs every aspect of our investment strategy, from sourcing opportunities to working in partnership with management to execute value creation plans. We bring hands-on operational expertise to enhance and accelerate businesses.

As one of the largest privately-owned partnerships, our 675+ colleagues leverage the full ecosystem of Advent’s global resources, including our Portfolio Support Group, insights provided by industry expert Operating Partners and Operations Advisors, as well as bespoke tools to support and guide our portfolio companies as they seek to achieve their strategic goals.

To learn more, visit our website or connect with us on LinkedIn.

*	Assets under management (AUM) as of June 30, 2025. AUM includes assets attributable to Advent advisory clients as well as employee and third-party co-investment vehicles.

About Corvex Private Equity

Founded in 2010 by Keith Meister, Corvex Management LP invests in high-quality businesses with positive secular tailwinds, partnering with management and boards to support long-term shareholder value. Corvex takes an owner-operator mindset, engaging collaboratively with key stakeholders and brings deep corporate governance expertise from experience serving on dozens of public boards, including MGM Resorts, Illumina, Yum! Brands, and Motorola Solutions, among others. Corvex Private Equity (“Corvex PE”) was co-founded in 2024 by Joe Costa to make concentrated investments in small to medium-sized companies. Corvex PE seeks to invest in durable franchises with deep customer relationships, partnering with management teams and aligned investors to drive long-term value.

Forward-Looking Statements

This communication contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent the Company’s expectations or beliefs concerning future events, including the timing of the proposed transactions contemplated by that certain Agreement and Plan of Merger, dated October 5, 2025 (the “Merger Agreement”), by and among Heidrick & Struggles International, Inc. (the “Company”), Heron BidCo, LLC (“Parent”) and Heron Merger Sub, Inc. (“Merger Sub”) and other information relating to the proposed transactions contemplated by the Merger Agreement (the “Transaction”). Forward-looking statements include information concerning possible or assumed future results of operations of the Company, the expected completion and timing of the proposed Transaction and other information relating to the proposed Transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Where, in any forward-looking statement, the Company expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future performance and involve certain risks, uncertainties and other factors beyond the Company’s control. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements. Those following important factors and uncertainties, among others, could cause actual results to differ materially from those described in the forward-looking statements: (i) the risk that the Transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the common stock of the Company, (ii) the failure to satisfy the conditions to the consummation of the Transaction, including the adoption of the Merger Agreement by the stockholders of the Company and the receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the risk that the Merger Agreement may be terminated in circumstances that require the Company to pay a termination fee; (v) the effect of the announcement or pendency of the Transaction on the Company’s business relationships, operating results and business generally, including the Company’s ability to attract, integrate, develop, manage, retain and motivate qualified consultants and senior leaders as a result of such effects, (vi) risks that the proposed Transaction disrupts current plans and operations, (vii) risks related to diverting management’s attention from the Company’s ongoing business operations, (viii) the outcome of any legal proceedings that may be instituted against the Company related to the Merger Agreement or the Transaction, (ix) the Company’s ability to fill or obtain new executive search assignments, which could impact demand for services and affect results of operations or financial conditions, (x) unexpected costs, charges or expenses resulting from the proposed Transaction; (xi) the ability to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the proposed Transaction; (xi) the impact of adverse macroeconomic or labor market conditions, including the impacts of inflation and effects of geopolitical instability, on demand for services, (xii) risks caused by delays in upturns or downturns being reflected in the Company’s financial position and results of operations, (xiii) risks that the benefits of the Transaction are not realized when and as expected, (xiv) uncertainty as to timing of completion of the proposed Transaction, and (xv) other factors described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, the Company’s subsequent Quarterly Reports on Form 10-Q, and in other reports and filings with the SEC. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. The Company cautions you that the important factors referenced above may not contain all of the factors that are important to you. In addition, the Company cannot assure you that the Company will realize the results or developments expected or anticipated or, even if substantially realized, that they will result in the consequences or affect the Company or the Company’s operations in the way the Company expects. The forward-looking statements included in this communication are made only as of the date hereof. Except as required by applicable law or regulation, the Company does not undertake to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information About the Acquisition and Where to Find It

This communication is being made in respect of the proposed Transaction involving the Company, Parent, and Merger Sub. The Company expects to seek, and intends to file with the SEC a proxy statement and other relevant documents in connection with a special meeting of the Company’s stockholders for purposes of obtaining, stockholder approval of the proposed Transaction. The Company may also file other relevant documents with the SEC regarding the proposed Transaction. This communication is not a substitute for the proxy statement or any other document that the Company may file with the SEC. The definitive proxy statement (when available) will be sent or given to the stockholders of the Company and will contain important information about the proposed Transaction and related matters. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC BY THE COMPANY, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION. Investors will be able to obtain a free copy of the proxy statement and other documents containing important information about the Company and the proposed Transaction, once such documents are filed by the Company with the SEC at the SEC’s website at www.sec.gov or from the Company at its website at https://investors.heidrick.com/.

Participants in the Solicitation

The Company, and certain of its directors and executive officers, may be deemed to be participants in the solicitation of proxies in connection with the proposed Transaction. Information about the Company’s directors and executive officers is set forth in (i) the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on March 3, 2025, (ii) the Company’s Definitive Proxy Statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 11, 2025, under the headings “Directors”, “Non-Employee Director Compensation”,

“Executive Officers”, “Compensation Discussion and Analysis”, “Executive Compensation”, “Stock Ownership Information”, and “Certain Relationships and Related Party Transactions”, (iii) to the extent holdings of Company securities by its directors or executive officers have changed since the amounts set forth in the Company’s proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Forms 3, 4 and 5, filed with the SEC, (iv) the Company’s Current Report on Form 8-K, which was filed on May 22, 2025, and (v) in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in the Company’s definitive proxy statement and other relevant materials to be filed with the SEC regarding the proposed Transaction when such materials become available. Investors should read the proxy statement carefully when it becomes available. Copies of the documents filed with the SEC by the Company will be available free of charge through the website maintained by the SEC at sec.gov and the Company’s website at https://investors.heidrick.com/.

No Offer

No person has commenced soliciting proxies in connection with the proposed Transaction referenced in this communication, and this communication is neither an offer to purchase nor a solicitation of an offer to sell securities.

Contact

Bianca Wilson, Global Director, Public Relations

Bwilson@heidrick.com